UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2007

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Polaris Way, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On May 14, 2007, Quest Software, Inc. (“Quest”) received an additional Nasdaq Staff Determination letter indicating that Quest is not in compliance with the continued listing requirement set forth in Nasdaq Marketplace Rule 4310(c)(14). The letter was issued in accordance with Nasdaq procedures when Quest did not file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 on or before the SEC’s filing deadline. As previously disclosed, Quest received similar Nasdaq Staff Determination letters relating to its quarterly reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006 and its Annual Report on Form 10-K for the year ended December 31, 2006.

On January 10, 2007, the Nasdaq Listing Qualifications Panel (the “Panel”) granted Quest an exception until January 22, 2007 to comply with the periodic filing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14) and also notified Quest that its securities could be delisted from The Nasdaq Global Market if it was unable to comply with the terms of the exception. On January 22, 2007, the Nasdaq Listing and Hearing Review Council (the “Listing Council”), pursuant to its discretionary authority, determined to call for a review of the Panel’s January 10, 2007 decision and to stay any future Panel decisions to suspend Quest’s securities from trading, pending further action by the Listing Council.

On May 10, 2007, the Listing Council found that the decision of the Panel on January 10, 2007 was appropriate at the time it was rendered and exercised discretionary authority to grant Quest an exception until July 9, 2007 to file all delinquent quarterly and annual reports with the SEC and complete the restatement of its prior financial statements. If Quest does not complete the necessary filings on or before the close of business on July 9, 2007, Quest’s securities will be suspended at the opening of business on July 11, 2007, and a Form 25, notification of removal from listing, will then be filed with the SEC as required by SEC Rule 12d2-2.

While Quest continues to perform the steps necessary to complete the restatement and to file all delinquent reports, there can be no assurance that Quest will be able to complete the restatement and related SEC filings on or before July 9, 2007 or that Quest’s common stock will remain listed on the The Nasdaq Stock Market.

The press release issued by Quest announcing receipt of the Nasdaq Staff Determination Letter and the determination of the Listing Council described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Quest Software, Inc. on May 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: May 18, 2007
	By:	/s/ J. Michael Vaughn
J. Michael Vaughn
Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by Quest Software, Inc. on May 18, 2007.